WT MUTUAL FUND

                     Wilmington Multi-Manager Large-Cap Fund
                   Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund
    ------------------------------------------------------------------------
                     Supplement Dated March 11, 2010 to the
 Institutional and A Shares Prospectuses and Statement of Additional Information
                             Dated November 1, 2009

The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses and the Statement of Additional Information ("SAI") of the Wilmington Multi-Manager Large-Cap Fund ("Large-Cap Fund"), the Wilmington Multi-Manager International Fund ("International Fund") and the Wilmington Multi-Manager Real Asset Fund (collectively the "Funds"), dated November 1, 2009, and should be read in conjunction with those Prospectuses and the SAI.

This supplement updates the information in the Prospectuses and the SAI regarding (1) the termination of Armstrong Shaw Associates Inc.; (2) the individuals responsible for management of the assets of the International Fund allocated to Goldman Sachs Asset Management, L.P. under its Quantitative Investment Strategy ("QIS"); and (3) the sub-advisory fee paid by the International Fund to Artio Global Management, LLC.

Termination of Armstrong Shaw Associates Inc., as a sub-adviser to the Large-Cap Fund

At the meeting of the Board of Trustees ("Trustees") of WT Mutual Fund (the "Trust") held on March 1, 2010, the Trustees, upon the recommendation of Rodney Square Management Corporation ("RSMC"), the investment adviser to the Funds, voted to terminate the Sub-Advisory Agreement among the Trust, RSMC and Armstrong Shaw Associates, Inc. ("ASA") with respect to the Large-Cap Fund.

ASA is no longer managing any assets of the Large-Cap Fund. Information in the Prospectuses regarding ASA is hereby deleted.

Individuals responsible for management of the assets of the International Fund allocated to Goldman Sachs Asset Management, L.P. under its Quantitative Investment Strategy ("QIS") and the sub-advisory fee paid by the International Fund to Artio Global Management, LLC

Katinka Domotorffy, CFA continues as Chief Investment Officer ("CIO") and head of the QIS Group. In addition, Andrew W. Alford, Ph.D. continues to be responsible for the U.S. equity long-only portfolios, as well as the Flex (130/30) equity long-short strategies managed by the QIS Group and Len Ioffe, CFA continues as a Senior Portfolio Manager in the QIS Group. William J. Fallon, ASA, Ph.D. has assumed responsibility for research and is Co-CIO for the QIS equity platform. In connection with the implementation of the changes set forth above, the Prospectuses and SAI are revised as follows:


o Information regarding Kent Daniel, Ph.D. and Robert C. Jones, CFA is hereby deleted in its entirety from the Prospectuses and the SAI.

o On page 45 of the Institutional Shares Prospectus and page 46 of the A Shares Prospectus, the following is inserted before the paragraph entitled "Parametric Portfolio Associates, LLC":

     William J. Fallon, ASA, Ph.D., Managing Director, Co-CIO QIS Alpha Strategies, is the Co-CIO of alpha (equity and macro) strategies and the head of research for the QIS Group. Mr. Fallon joined GSAM in 1996 and the QIS Group in February 1998. Over the past twelve years, he has developed risk management and alpha forecasting models for a variety of global macro asset classes, including stock, bond, currency, and commodity markets. Mr. Fallon received a Ph.D. in Finance from Columbia University and is a member of the Society of Actuaries.

o On page 56 of the SAI, the following is inserted in the section entitled "Goldman Sachs Asset Management, L.P.":

Other Accounts Managed (As of September 30, 2009).
--------------------------------------------------

                                                                                                     Total Assets
                                                                                                        Managed
                                                                             Number of Accounts      subject to a
                                                                             Managed subject to    Performance Based
Portfolio Manager/                Total Number of         Total Assets      a Performance Based      Advisory Fee
Type of Accounts                  Accounts Managed         (billions)           Advisory Fee          (billions)
----------------                  ----------------         ----------           ------------          ----------
William J. Fallon
   Registered Investment
   Companies:                            58                  $15.4                   12                  $1.9
   Other Pooled Investment
   Vehicles:                             65                  $11.2                   32                  $4.4
   Other Accounts:                      721                  $50.7                   60                  $21.7

o On page 57 of the SAI, the sub-sections entitled "Compensation (As of June 30, 2009)" and "Ownership of Securities (As of June 30, 2010)" under "Goldman Sachs Asset Management, L.P." are deleted in their entirety and replaced with the following:


Compensation (As of March 1, 2010). Compensation for portfolio managers of GSAM is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons. The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation--In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements

Ownership of Securities (As of March 1, 2010). No Portfolio Manager beneficially owned any shares of the Funds as of March 1, 2010. Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.


o On page 41 of the SAI, the information regarding the sub-advisory fee paid by the International Fund to Artio Global Management, LLC in the chart entitled "Sub-Advisory Fee as a Percentage of Average Daily Net Assets ("Assets")" is deleted and replaced with:

                 Sub-Advisory Fee as a Percentage of
Sub-Adviser      Average Daily Net Assets ("Assets")
-------------    ---------------------------------------------------------------
Artio Global     If the average daily net assets under Artio Global's
                 management for the month is less than $125 million, the applicable annual fee is 0.50% on average daily net assets; if the average daily net assets under Artio Global's management for the month is $125 million or more, the applicable annual fee is 0.45% on the first $100 million of average daily net assets and 0.40% on average daily net assets in excess of $100 million.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE